Exhibit 10.1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES OR ANY OTHER COUNTRY OR JURISDICTION. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, OR AS PROVIDED IN THIS WARRANT.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

MOBIQUITY TECHNOLOGIES, INC.

Issued on [__], 2018

This certifies that the person whose name appears on the signature page hereto is entitled, subject to the terms and conditions of this Warrant, to purchase from MOBIQUITY TECHNOLOGIES, INC., a New York corporation (the “Company”), with its principal office at 35 Torrington Ln., Shoreham, NY 11786, at any time following the date hereof, and prior to 5:00 p.m. Eastern time on [__], 2028 (the “Expiration Date”), the Warrant Shares (as defined below) at the Warrant Price (as defined below), upon delivery at the principal offices of the Company, of a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the number of Warrant Shares being purchased. The Warrant Price and the Warrant Shares purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is issued in connection with that certain Agreement and Plan of Merger, dated November 20, 2018, by and among the Company, Glen Eagles Acquisition LP, AVNG Acquisition Sub, LLC, Advangelists, LLC (“Advangelists”), and Deepankar Katyal (the “Merger Agreement”) and represents a portion of the Equity Consideration (as defined in the Merger Agreement) delivered pursuant to the terms of the Merger Agreement.

1.               Definitions. The following definitions shall apply for purposes of this Warrant:

1.1            “Company” is defined in the first paragraph above and includes any entity which shall succeed to or assume the obligations of the Company under this Warrant.

1.2            “Fair Market Value” means the closing sales price of the shares of Company’s common stock on any established stock exchange or a national market system, or on any other market for which closing prices are available on which the Company’s common stock is listed or quoted. If, however, the Company’s common stock is quoted but closing prices are not reported, then the average of the mean between the high bid and low asked prices for the Company’s common stock shall be used instead of the closing price. In the absence of any quotations for the Company’s common stock, the Fair Market Value of the Warrant Shares shall be determined in good faith by the Board of Directors of the Company.

1.3            “Holder” means the person whose name appears on the signature page hereto.

1.4            “Shares” means shares of common stock of the Company, $0.0001 par value per share, subject to adjustment as set forth herein.

1.5            “Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

1.6            “Warrant Price” shall be equal to $0.14 per Share, subject to adjustment as set forth herein .

1.7            “Warrant Shares” means an aggregate of [•]([•]) Shares, subject to adjustment as set forth herein, purchasable upon the exercise, and in accordance with the terms, of this Warrant.

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2.               Exercise.

2.1          Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant at any time, in full or partially, on any business day after the date hereof and before the Expiration Date at the Warrant Price. This Warrant is exercisable for up to the total number of Warrant Shares by delivery of the subscription form attached hereto at the principal offices of the Company, duly completed for the number of Warrant Shares purchased, executed by the Holder, and payment therefor.

2.2          Form of Payment. Payment may be made, at the Holder’s option, by (i) a check payable to the Company’s order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, (iv) a reduction of the number of Warrant Shares otherwise issuable upon the exercise of this Warrant by a number of Shares having a Fair Market Value equal to the Exercise Price payable for such Warrant Shares being purchased, or (v) any combination of the foregoing.

2.3          Restrictions on Exercise. This Warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws, regulations or rules.

3.               Issuance of Warrant Shares. This Warrant, or the pro rata portion thereof that is exercised, shall be deemed to have been exercised immediately prior to the close of business on the date of the delivery of the subscription form for exercise as provided above, and the Holder shall be treated for all purposes as the holder of record of such number of Warrant Shares that are purchased as of the close of business on such date. This Warrant shall be surrendered with the delivery of the subscription form for the final exercise of the Warrant, provided however, surrender of this Warrant in connection with the exercise thereof shall not be required if the Holder delivers an executed affidavit of loss, damage or mutilation, and an executed agreement to indemnify the Company (as reasonably requested by the Company).

4.               Adjustment Provisions. The number and character of Warrant Shares issuable upon exercise of this Warrant (or any equity or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

4.1          Adjustment for Splits, Dividends, Recapitalizations. etc. The Exercise Price of this Warrant and the number of Warrant Shares issuable upon exercise of this Warrant (or any other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any dividend, split, reverse split, reclassification, recapitalization or other similar event affecting the number of outstanding Shares of the Company (or such other stock or securities).

4.2          Adjustment for Splits, Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Shares of the Company that is payable in (a) securities of the Company, or (b) assets, then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Warrant Shares issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.3          Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other entity, the equity or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such entity) shall consolidate with or merge into another entity or convey all or substantially all of its assets to another entity and then distribute the proceeds to its holders of Shares, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 3), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Warrant Shares or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the equity or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such entity’s obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the equity or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

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4.4          Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment pursuant to this Article 4, if any. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based. The description of such adjustments in any report, registration statement, or proxy or information statement filed by the Company under the Securities Act or the Securities Exchange Act of 1934, as amended, or in any press release issued by the Company, shall constitute the notice of such adjustments, among other forms of notice.

4.5          No Change Necessary. The form of this Warrant need not be changed because of any adjustment in as provided in this Article 4.

5.               No Rights or Liabilities. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Shares by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

6.               No Impairment; Reservation of Shares. The Company will not willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against wrongful impairment. Without limiting the generality of the foregoing, the Company hereby represents and warrants that (i) the Warrant Shares, when issued, sold and delivered in accordance with the terms of this Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws, and (ii) it has reserved a sufficient number of authorized Shares for issuance of the Warrant Shares upon the due exercise of this Warrant.

7.               Assignment; Transfer; Forfeiture. The Company may assign this Warrant, and all of its rights and obligations hereunder to any entity that acquires all or substantially all of the assets or equity interests of the Company, or the Company’s successor as a result of merger or consolation (an “Acquisition”), without the consent of the Holder. Such assignee shall thereafter be deemed the “Company” for purposes of this Warrant. This Warrant is issued to the Holder in connection with the Merger Agreement, and the Holder may not assign this Warrant to any other person without the prior written consent of the Company; provided, however, that this Warrant may be assigned to the Member Representative (as defined in the Merger Agreement) pursuant to that certain Member Merger Consideration and Release Agreement, or similar agreement, between Advangelists and the Holder (the “Merger Consideration and Release Agreement”) without the prior written consent of the Company. The Holder hereby acknowledges and agrees that this Warrant may be forfeited in accordance with the terms and conditions set forth in the Merger Consideration and Release Agreement.

8.               Governing Law. This Warrant shall be governed by and construed under the internal laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without reference to principles of conflict of laws or choice of laws.

9.               Headings. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

10.            Notices; Notice of Certain Events. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at the Principal Office, Attention: President; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.

11.            Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant, and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

12.            Terms Binding. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

[Rest of page intentionally left blank. Signatures are on the next page.]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name as of the date first above written.

THE COMPANY:

MOBIQUITY TECHNOLOGIES, INC.

By:______________________________
Name: Dean Julia
Title: Chief Executive Officer

AGREED AND ACKNOWLEDGED:

THE HOLDER:

_________________________
Name:

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EXHIBIT 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: The President of Mobiquity Technologies, Inc.:

The undersigned, the holder of a right to purchase shares of common stock, $0.0001 par value per share, (the “Warrant Shares”) of MOBIQUITY TECHNOLOGIES, INC., a New York corporation (the “Company”), pursuant to that certain Warrant to Purchase Shares of Common Stock of Mobiquity Technologies, Inc. (the “Warrant”), dated as of [__], 2018, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, [insert number] Shares of the Company and herewith makes payment of __________________ Dollars ($_____________) therefor by the following method: [insert form of payment per Section 2.2].

In connection with the aforesaid purchase of Warrant Shares, the undersigned represents and warrants that:

(a)   The Warrant Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Warrant Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

(b)   The undersigned understands that the resale of the Warrant Shares is not, and is not being, registered under the Securities Act and the Warrant Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

(c)   The undersigned recognizes that the acquisition of the Warrant Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the undersigned may not be able to liquidate its investment in the event of emergency; (ii) transferability is extremely limited; and (iii) it could sustain a complete loss of its investment.

(d)   The undersigned represents that it (i) is competent to understand and does understand the nature of its investment in the Shares; and (ii) is able to bear the economic risk of its investment in the Warrant Shares.

(e)   The undersigned represents that, either alone or with its purchaser representative (as such term is defined in Rule 501 promulgated under the Securities Act), it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Warrant Shares.

(f)    The undersigned represents that it has reviewed all information regarding the Company that has been filed with the Securities Exchange Commission. The undersigned also represents that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the Company; and that it has had the opportunity to consult with its own tax or financial advisor concerning an investment in the Company.

(g)   The undersigned consents to the placement of a legend on the Warrant Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Warrant Shares.

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(h)   The undersigned acknowledges and understands that THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE WARRANT SHARES WILL BE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE WARRANT SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(i)    The undersigned acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Warrant Shares by the Company to the undersigned, and any subsequent transfer of the Warrant Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

DATED: _____________________

HOLDER:
_________________________
Name:

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